UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 10, 2001
                       (Date of earliest event reported)


                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


             UTAH                       0-27646                   87-0482806
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


246 East Watkins Street, Phoenix, Arizona                           85004
 (Address of Principal Executive Offices)                         (Zip Code)


                                  (602)252-1617
               (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a copy of Gum Tech International, Inc.'s press release dated August 10, 2001 titled "Gum Tech International, Inc. Common Stock Repurchase Program Authorized." On August 10, 2001, Gum Tech International, Inc. announced that its Board of Directors had authorized a common stock repurchase program pursuant to which the company may repurchase, from time to time, between now and August 2002, subject to the availability of stock, market conditions, the trading price of the common stock, and the company's financial performance, up to one million shares of its common stock through open market purchases, block trades, or negotiated private transactions. Purchases will be funded from available cash reserves and the proceeds of option exercises.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------
99.1 Gum Tech International, Inc. Press Release dated August 10, 2001 titled "Gum Tech International, Inc. Common Stock Repurchase Program Authorized" announced that its Board of Directors had authorized a common stock repurchase program pursuant to which the company may repurchase, from time to time, between now and August 2002, subject to the availability of stock, market conditions, the trading price of the common stock, and the company's financial performance, up to one million shares of its common stock through open market purchases, block trades, or negotiated private transactions. Purchases will be funded from available cash reserves and the proceeds of option exercises.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GUM TECH INTERNATIONAL, INC.
                                        (Registrant)



                                        /s/ Carl J. Johnson
                                        ----------------------------------------
                                        (Signature)

Date: August 10, 2001

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------
99.1 Gum Tech International, Inc. Press Release dated August 10, 2001 titled "Gum Tech International, Inc. Common Stock Repurchase Program Authorized" announced that its Board of Directors had authorized a common stock repurchase program pursuant to which the company may repurchase, from time to time, between now and August 2002, subject to the availability of stock, market conditions, the trading price of the common stock, and the company's financial performance, up to one million shares of its common stock through open market purchases, block trades, or negotiated private transactions. Purchases will be funded from available cash reserves and the proceeds of option exercises.